Fees Summary	Dec. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,599,310.98
Previously Paid Amount	0.00
Total Fee Amount	497.06
Total Offset Amount	0.00
Net Fee	$ 497.06